UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 27, 2015

ContraFect Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Wells Avenue, Third Floor Yonkers, New York		10701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 207-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

ContraFect Corporation (the “Company”) filed a Registration Statement on Form S-3 (Registration No. 333-206786) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on September 4, 2015. The Company’s prospectus supplement, dated October 27, 2015, to the prospectus included in the Registration Statement relates to (i) 6,114,013 Class B warrants (the “Class B Warrants”) to purchase one-half share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), originally issued on July 28, 2014, (ii) 6,880,333 shares of Common Stock issuable upon the exercise of 6,880,333 Class A warrants to purchase one share of common stock originally issued on July 28, 2014, (iii) 3,057,007 shares of Common Stock issuable upon the exercise of the Class B Warrants and (iv) 206,410 shares of Common Stock issuable upon the exercise of the Representative’s warrant (the “Representative’s Warrant”) originally issued on August 27, 2014. The Class B Warrants, 6,880,333 shares of Common Stock issuable upon exercise of the Class A Warrants, 3,057,007 shares of Common Stock issuable upon exercise of the Class B Warrants and 206,410 shares of Common Stock issuable upon the exercise of the Representative’s Warrant are referred to herein collectively as the “Offered Securities.”

The Class A Warrant Agreement and the Class B Warrant Agreement, each dated as of July 28, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, are filed with this Current Report on Form 8-K as Exhibits 4.5.1 and 4.5.2, respectively, and the specimen Class A Warrant Certificate and specimen Class B Warrant Certificate are filed with this Current Report on Form 8-K as Exhibits 4.12 and 4.13, respectively. The Representative’s Warrant dated August 27, 2014 is filed with this Current Report on Form 8-K as Exhibit 4.14.

Shearman & Sterling LLP, counsel to the Company, has issued an opinion regarding the validity of the Offered Securities, a copy of which is filed as Exhibit 5.2 to this Current Report on Form 8-K.

The Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K.

The Second Amended and Restated Bylaws of the Company are filed as Exhibit 3.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Second Amended and Restated Bylaws of the Company

4.5.1	Class A Warrant Agreement, dated as of July 28, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC

4.5.2	Class B Warrant Agreement, dated as of July 28, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC

4.12	Specimen Class A Warrant Certificate

4.13	Specimen Class B Warrant Certificate

4.14	Representative’s Warrant, dated August 27, 2014

5.2	Opinion of Shearman & Sterling LLP

23.3	Consent of Shearman & Sterling LLP (contained in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONTRAFECT CORPORATION

Date: October 28, 2015	By:	/s/ Julia P. Gregory
Name: Julia P. Gregory
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Second Amended and Restated Bylaws of the Company

4.5.1	Class A Warrant Agreement, dated as of July 28, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC

4.5.2	Class B Warrant Agreement, dated as of July 28, 2014, by and between the Company and American Stock Transfer & Trust Company, LLC

4.12	Specimen Class A Warrant Certificate

4.13	Specimen Class B Warrant Certificate

4.14	Representative’s Warrant, dated August 27, 2014

5.2	Opinion of Shearman & Sterling LLP

23.3	Consent of Shearman & Sterling LLP (contained in Exhibit 5.2)

5